EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                            MARINE EXPLORATION, INC.
                       PURSUANT TO 18 U.S.C. SECTION 1350

     I hereby certify that, to the best of my knowledge, the quarterly report on Form 10-Q of Marine Exploration, Inc. for the period ending March 31, 2009:

          (1) complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of Marine Exploration, Inc.


/s/ Paul D. Enright
--------------------------
Paul D. Enright
Chief Financial Officer
May 15, 2009

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Marine Exploration, Inc. and will be retained by Marine Exploration, Inc. and furnished to the Securities and Exchange Commission upon request.